================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 9, 2005

                            VALENCE TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                       0-20028                 77-0214673
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
       Incorporation)                                        Identification No.)


                      6504 BRIDGE POINT PARKWAY, SUITE 415
                               AUSTIN, TEXAS 78730
          (Address of Principal Executive Offices, Including Zip Code)

                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

================================================================================
             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On September 9, 2005, we entered into an employment agreement with Thomas
F. Mezger. Mr. Mezger will serve as our Chief Financial Officer and as our Assistant Secretary.

     Mr. Mezger will receive an annual salary of $185,000. In addition, Mr. Mezger will be eligible for consideration of an annual bonus. Any bonus will be at the discretion of the compensation committee. As an inducement to his employment, on September 13, 2005, Mr. Mezger was granted options to purchase 175,000 shares of our common stock with an exercise price of $2.77 per share, the closing price of our common stock on the National Small Cap Market on September 13, 2005. The options vest as follows: 43,750 on September 13, 2006; and the remaining 131,250 in 12 equal quarterly installments from December 13, 2006 through September 13, 2009.

     This summary of the terms of the employment agreement with Mr. Mezger is qualified in its entirety by the text of the agreement, a copy of which is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference. A copy of the press release announcing the appointment of Mr. Mezger as our chief financial officer is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) On September 13, 2005, Kevin W. Mischnick resigned as our Assistant Secretary and as our Principal Accounting Officer. Mr. Mischnick will continue to serve as our Vice President of Finance.

(c)

     (1) On September 9, 2005, we hired Mr. Thomas F. Mezger as our new Chief Financial Officer and Assistant Secretary.

     (2) Mr. Mezger, 53, served as Controller-Asia Pacific for Precision Castparts Corp./Cooper Cameron Corp. in Singapore, China from January 2003 through April 2005, where he was responsible for the integrity of Precision Castpart's foreign subsidiary's financial reports, including the implementation of Sarbanes-Oxley compliance programs. From January 2002 through June 2002, Mr. Mezger served as Vice President and Chief Financial Officer at MCK Communications Inc. in Lewisville, Texas, where he was responsible for managing day to day operations. From 1998 to 2002, Mr. Mezger served as Vice President of Operations and Chief Financial Officer of Enhanced Messaging Systems, Inc. in Southlake, Texas, where he was responsible for managing day to day operations. Mr. Mezger started his career at Motorola, Inc., where he spent more than 18 years in the U.S. and Hong Kong, involved in or managing various aspects of accounting, finance, credit, collection, policies and procedures, and sales order processing. There are no family relationships between Mr. Mezger and any director or executive officer of Valence.

     (3) The material terms of the employment agreement between us and Mr. Mezger are set forth in Item 1.01 above, and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.       DESCRIPTION

10.1 Letter Agreement, effective September 9, 2005, between Valence Technology, Inc., and Thomas F. Mezger.

99.2              Press Release, dated September 14, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         VALENCE TECHNOLOGY, INC.




Date:    September 14, 2005              /s/ Roger Williams
                                         ---------------------------------------
                                         Name:    Roger Williams
                                         Title:   Assistant Secretary

                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION

10.1 Letter Agreement, effective September 9, 2005, between Valence Technology, Inc., and Thomas F. Mezger.

99.2              Press Release, dated September 14, 2005.